UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     March 16, 2006


                                DERMISONICS, INC.
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             (Exact name of registrant as specified in its charter)

Nevada                              000-32903                98-0233859
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


                2 Park Plaza, Suite 450, Irvine, California 92614
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: 949-733-1101

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

     On March 16, 2006, Dermisonics, Inc. (the "Company") entered into a Consulting Agreement with International Market Trend, Inc. ("IMT") pursuant to which IMT will provide consulting services in connection with financial and investor public relations and related matters for a term of one year. In consideration for providing such services, the Company agreed to issue to IMT 400,000 restricted shares of common stock

ITEM 7.01      REGULATION FD DISCLOSURE.


     On November 11, 2005, Dermisonics, Inc. issued a press release (the "Press Release") announcing that it had entered into a consulting agreement with IMT as described in Items 1.01 and 3.02 above. A copy of the Press Release is furnished as Exhibit 99.1 to this report.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

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Exhibit Number                            Description
--------------                            -----------
10.80 Consulting Agreement dated March 16, 2006 between the Company and International Market Trend, Inc.


99.1           Dermisonics, Inc. Press Release issued March 17, 2006

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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DERMISONICS, INC.


Date: March 17, 2006                            By: /s/ Bruce H. Haglund
                                                    --------------------------
                                                Bruce H. Haglund, Chairman